UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2007

SCANNER TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New Mexico

(State or Other Jurisdiction of Incorporation)

000-08149	85-0169650
(Commission File Number)	(IRS Employer Identification No.)

14505 21st Avenue North, Suite 220

Minneapolis, Minnesota 55447

(Address of Principal Executive Offices)  (Zip Code)

(763) 476-8271

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Scanner Technologies Corporation (the “Company”) entered into a Business Loan Agreement dated April 12, 2007, as amended by a Change in Terms Agreement dated May 1, 2009 (the “Loan Agreement”), with Bremer Bank, National Association (the “Bank”) subject to obtaining personal guarantees from certain individuals, which guarantees were obtained and finalized on May 21, 2007. The Loan Agreement and related Promissory Note in favor of the Bank provide the Company with a $1,170,000 line of credit. Pursuant to a Commercial Security Agreement, the loan is secured by the assets of the Company. As consideration, each person providing a guarantee received (i) a five-year warrant to purchase one share for each $2.00 of debt personally guaranteed, with an exercise price of $1.00 per share, and (ii) a two-year extension to certain outstanding warrants held by the individual.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

In consideration for the guarantee of debt of the Company, which loan is described in Item 1.01 above, on May 21, 2007, the Company issued five-year warrants to purchase an aggregate of 550,000 shares at $1.00 per share to eleven (11) persons (the “Guarantors”).

In addition, subject to the guarantee of debt by the respective Guarantors, the Company extended certain warrants held by the Guarantors for an additional two years. Warrants to purchase an aggregate of 841,447 shares were extended as follows: 200,000 shares at $.70 per share extended to August 1, 2010; 79,197 shares at $1.00 per share extended to July 31, 2009; 20,000 shares at $1.35 per share extended to December 5, 2010; 275,000 shares at $2.75 per share extended to April 14, 2010; and 267,250 shares at $3.50 per share extended to August 24, 2009. Warrants to purchase an aggregate of 46,235 units at $10.80 per unit were extended to March 31, 2009; a unit consists of four (4) shares of common stock and a warrant to purchase one share of common stock at $1.00 extended to July 31, 2009.

The above securities were issued in reliance on the exemption from registration provided by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933. The warrants bear a restrictive legend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2007

SCANNER TECHNOLOGIES CORPORATION
By	/s/ Elwin M. Beaty
Elwin M. Beaty President, Chief Executive Officer and Chief Financial Officer